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                                                                  EXHIBIT 10(12)

                          IRREVOCABLE AND UNCONDITIONAL
                               GUARANTY OF PAYMENT

        THIS GUARANTY OF PAYMENT dated as of the 20TH day of MARCH, 1996 (the "Guaranty"), from WINNERS ENTERTAINMENT, INC., a Delaware corporation, (the "Guarantor"), to AstraFund, Ltd., a Cayman Islands, BWI corporation (the "Lender").

                                   WITNESSETH:

        Whereas, prior to, or contemporaneously with, the execution of this Guaranty, MOUNTAINEER PARK, INC., a West Virginia corporation, (the "Borrower") will execute and deliver a promissory note (the "Note") to Lender identified as Promissory Note No. 1 evidencing a loan from Lender to Borrower in the amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 ($150,000.00) Dollars (the "Loan"); and

        WHEREAS, the Lender requires as an inducement and a prerequisite to its consummating and funding of the Loan that the Guarantor deliver this Guaranty; and

        WHEREAS, the Guarantor desires that the Lender consummate and fund the Loan with Borrower and is willing to deliver this Guaranty as an inducement to the Lender so to do;

        NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees with the Lender as follows:

I.  REPRESENTATIONS AND WARRANTIES OF GUARANTOR

SECTION 1.1  REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

        The Guarantor hereby represents and warrants as of the date of delivery as follows:

        (a) That it is an active Delaware corporation and is subject to service of process in the State of Delaware, and that it has the capacity to enter into this Guaranty and to execute and deliver this Guaranty.

        (b) The execution and delivery of this Guaranty and compliance with the terms hereof under the circumstances contemplated hereby will not constitute on the part of the Guarantor a breach of or a default under any agreement or other instrument to which the Guarantor is a party or any existing law, administrative regulation, court order or consent decree to which the Guarantor is subject, or by which any of his properties are bound.

        (c) This Guaranty is necessary to promote and further the business of the Guarantor and the assumption by the Guarantor of its obligations hereunder will result in direct financial benefits to the Guarantor.

        (d) There is no action, suite, proceeding or investigations at law or in equity or before or by any court, public board or body pending or, to his knowledge, threatened against or affecting the Guarantor or to the best of its corporate officers' knowledge, any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by the Loan Documents (as hereinafter defined), or which, in any way, would adversely affect the validity of the Note or any of the Loan Documents or any other agreement or instrument to which the Guarantor is a party and which is used or contemplated for use in consummation of the transactions contemplated by the Agreement.


SECTION 1.2 COVENANTS OF THE GUARANTOR

        Until payment of the Note shall have been made, the Guarantor covenants and agrees:

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        (a) That it will furnish to the Lender, within ninety (90) days after the end of each fiscal year, upon written request, financial statements prepared by Guarantor, such financial statements to be prepared in a compilation or review format, of the Guarantor's assets and liabilities in a form acceptable to the Lender, and

        (b) If Guarantor is a corporation, it will not, without the prior written consent of the Lender, directly or indirectly, transfer, sell, hypothecate, grant a security interest in or in any way encumber or dispose of all or any part of his interest in the common stock in the Borrower, nor shall the Guarantor, without the prior written consent of the Lender, permit stock dividends, stock splits or recapitalizations of the Borrower.

                                  II. GUARANTY

SECTION 2.1  THE GUARANTY

        (a) The Guarantor does hereby absolutely and unconditionally guarantee to the Lender the full and prompt payment of the principal of, interest on, and any other amounts due pursuant to the provisions of the Note, whether at maturity, through proceedings for collection, by acceleration or otherwise.

        (b) The Guarantor further absolutely and unconditionally guarantees to the Lender in accordance with the Agreement the full and prompt payment of all amounts due and payable from the Borrower pursuant to the Loan Documents. For all purposes hereunder, "Loan Documents" shall mean the Promissory Note and all other documents executed by the Borrower in connection with the Loan.

        (c) The Guarantor further absolutely and unconditionally agrees to pay all reasonable expenses and charges, legal or otherwise (including court costs and reasonable attorneys' fees) paid or incurred by the Lender, or its successors or assigns, in realizing upon any of the payments or enforcing any of the covenants hereby guaranteed or in enforcing this Guaranty.

SECTION 2.2  GUARANTY ABSOLUTE AND UNCONDITIONAL

        This Guaranty shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until payment of the Note (as defined in this Agreement) shall have been made. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when and as the Loan, or any part thereof, shall have been funded by the Lender.

SECTION 2.3  OPERATION OF GUARANTY

        (a) This is a guaranty of payment and not of collection, and the Guarantor expressly waives any right to require that any action be brought against the Borrower or to require that report be had to any security.

        (b) If the Borrower shall default in full and prompt payment of the principal on the Note, or any other amounts due pursuant to the Loan Documents, when and as the same shall become due, whether at maturity, through proceedings for collection, by acceleration or otherwise, and whether on account of the failure of the Borrower to make such payment pursuant to the Note or otherwise, the Guarantor, within three (3) days after demand by the Lender, without notice other than such demand and without the necessity of further action by the Lender, will promptly and fully make such payments, provided, however, that no such demand shall be effective until the third business day after such default shall occur.

        (c) All payments by the Guarantor shall be made in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts. Each default in payment of the principal on the Note or any other obligations of the Borrower under the Loan Documents shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

                                                        INITIALS: /s/ ERA

                                       2

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SECTION 2.4  OBLIGATIONS OF GUARANTOR ABSOLUTE AND UNCONDITIONAL

        The obligations of the Guarantor hereunder shall be absolute and unconditional and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation (a) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of or change in any way of the obligations and liabilities of the Borrower contained in the Note or any of the Loan Documents, (b) any impairment, modification, release or limitation of the liability of the Borrower or their assets, or any other security for the due performance of the Borrower's obligations under the Loan Documents, in bankruptcy or in dissolution, or any remedy for enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code, as amended or other statute or from the decision of any court, (c) the assertion or exercise by the Lender of any rights or remedies under any Loan Documents or its delay in or failure to assert or exercise any such rights or remedies, (d) the assignment or mortgaging or the purported assignment or mortgaging of any property or rights as security for the Note, including all or any part of the rights of the Borrower in the property, (e) the extension of the time for payment by the Borrower of the principal of, the Note or other sums or any part thereof owing or payable under any of the terms and provisions of the Loan Documents or the extension or any renewal of any part thereof, (f) the modification or amendment of any duty, agreement or obligation of the Borrower set forth in any of the Loan Documents,
(g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting, the Guarantor or any of its assets, or the disaffirmance of this proceeding, (h) the release or discharge of the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (i) the receipt and acceptance by the Lender of drafts, checks or other instruments for the payment thereof, (j) the nonenforceability of any of the Loan Documents, (k) the failure to give notice to the Guarantor of the occurrence of a default under the Note, any Loan Document of this Guaranty, (l) the mortgage, pledge or other transfer or conveyance for security or sale, transfer, assignment or other disposition by the Borrower of all or any portion of their respective interests in the property described in the Note regardless of whether such transaction would have the effect of relieving the Borrower of liability under the Agreement, or (m) the impossibility or illegality of performance on the part of the Borrower of any of its obligations under or in connection with the Loan Documents.

SECTION 2.5  WAIVER OF NOTICE

        The Guarantor unconditionally waives (a) notice of any of the matters referred to in Section 2.4 thereof and (b) any demand (except as specified in Section 2.3 hereof), proof or notice of nonpayment of the principal of the Note or other payments of money required by the Loan Documents or of default by the Borrower in performing and keeping any other covenants, conditions or agreements required of Borrower under any of the Loan Documents.

SECTION 2.6  NO RIGHT OF SET-OFF

        No act of commission or omission of any kind or at any time upon the part of the Lender, or its successors or assigns, in respect of any matter whatsoever shall in any way affect or impair the rights of the Lender to enforce any right, power or benefit of the Lender under this Guaranty, and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature which the Guarantor has or may have against the Lender, or any successor or assignee, shall be available to the Guarantor or against the Lender, or any such successor or assignee, in any suit or action brought by the Lender, or such successors or assigns, to enforce any right, power or benefit under this Guaranty. Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims it may have against the Lender under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from the Lender separately, it being the intent of this Guaranty that the Guarantor shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants hereunder.

                                                        INITIALS: /s/ ERA

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SECTION 2.7  SUBROGATION

        The Guarantor shall, to the extent of any payment made by it pursuant to this Guaranty, be subrogated to all rights of the Lender as to all payments and damages payable by the Borrower with respect to which such payments have been made by the Guarantor, but until payment of the Note and all other sums due and owing by Borrower under the Loan Documents shall have been made, such right of subrogation on the part of the Guarantor shall be in all respects subordinate to all rights and claims of the Lender for all other payments or damages which shall be or become due and payable by the Borrower under the provisions of the Note and the Loan Documents.

                                  III. DEFAULT

SECTION 3.1  EVENTS OF DEFAULT

        The following shall be events of default hereunder:

        (a) Failure by the Guarantor to make any payment required to be made under this Guaranty.

        (b) After notice shall have been given by the Lender to the Guarantor, failure by the Guarantor to observe and perform any other obligation, covenant or performance on Guarantor's part to be observed or performed under this Guaranty and the continuation of such failure for a period of three (3) days.

        (c) Failure by the Guarantor to satisfy any final judgment against the Guarantor for the payment of money within thirty (30) days after entry thereof if, at the end of such thirty (30) day period, there shall be undischarged any final judgment which shall alone or in the aggregate exceed Twenty-Five Thousand ($25,000.00) Dollars (a judgment shall not be deemed a final judgment if any appeal or further proceedings relating thereto shall be pending and a supersedeas bond shall have been posted, or if the time within which any party may seek an appeal or further proceedings shall not have expired).

        (d) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Guarantor in any involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Guarantor or for any substantial part of Guarantor's property or ordering the winding up or liquidation of Guarantor's affairs and such decree or order continues without being stayed and in effect for a period of sixty (60) consecutive days.

        (e) The commencement by the Guarantor of a voluntary case under the federal bankruptcy laws as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, sequestrator (or other similar official) of the Guarantor or for any substantial part of Guarantor's property, or the making by Guarantor of any assignment for the benefit of creditors, or the taking of action by the Guarantor to authorize or effect any of the foregoing.

        (f) Failure by the Guarantor to pay when due or within any applicable grace period, any amount owing on account of indebtedness for money borrowed or for deferred purchases of property, or the failure by Guarantor to observe or perform any covenant or undertaking on its part to be observed or performed in any agreement evidencing, securing or relating to such indebtedness, resulting, in any such case, in an event of default or acceleration by the holder of such indebtedness.

        (g) Any report, certificate, financial statement or other instrument furnished to the Lender by the Guarantor in connection herewith or any of the representations of the Guarantor contained in this Guaranty shall be untrue or incorrect in any material respect.

                                                        INITIALS: /s/ ERA

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SECTION 3.2  REMEDIES UPON DEFAULT

        Upon the occurrence of any event of default, the Lender may proceed to enforce this Guaranty and the provisions hereof by any proper suit, action or proceeding, at law or in equity.

                             IV. GENERAL PROVISIONS

SECTION 4.1  SUCCESSORS AND ASSIGNS

        This Guaranty shall be binding upon the Guarantor, and Guarantor's heirs, personal representatives, successors and assigns, and all rights against the Guarantor arising under this Guaranty shall be for the sole benefit of the Lender, and its representative successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty to the same extent as if they were parties hereto.

SECTION 4.2  REMEDIES

        The Lender shall be entitled to bring any suit, action or proceeding against the Guarantor for the enforcement of any provision of this Guaranty without exhausting any other remedies which it may have pursuant to the terms of the Note or any Loan Documents and without resort to any other security held by or available to the Lender. The remedies herein provided are cumulative and are note exclusive of any remedies provided by law.

SECTION 4.3  NOTICES

        All notices and demands given or required to be given by any party hereto to any other party shall be in writing and shall be deemed to have been properly given and received for all purposes if delivered in person, sent by telex, telegram or facsimile or delivery by same day or overnight courier service, or three (3) business days after having been deposited in any post office, branch post office, or mail depository maintained by the U.S. Postal Service and sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or sent to such other address as any party shall specify to the other party pursuant to the provisions of this Section):

        If to Guarantor:  Winners Entertainment, Inc.
                          Attention:  Edson R. Arneault
                          State Route 2 South
                          P.O. Box 368
                          Chester, West Virginia 26034
                          (304) 387-2400

        If to Lender:     AstraFund, Ltd.
                          Attention:  Cliff R. Bodden
                          Corporate Centre at Safehaven
                          West Bay Road - 31 450 SMB
                          Grand Cayman, Cayman Islands
                          British West Indies
                          (809) 945-3880

SECTION 4.4  AMENDMENTS

        No modification, amendment or waiver of any provision of the Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                                                        INITIALS: /s/ ERA

                                       5
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SECTION 4.5  DISCHARGE OF GUARANTOR

        Upon payment of the Note and all other amounts due under Section 2.1 hereof, all liability of the Guarantor hereunder shall cease and be discharged and the Lender shall execute and deliver to the Guarantor as the Guarantor shall reasonably request, an appropriate instrument or instruments in writing evidencing the release and discharge of the Guarantor from any and all further liability under this Guaranty.

SECTION 4.6  EFFECTS OF DELAY AND WAIVERS

        No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Lender to exercise any remedy now or hereafter existing at law or in equity or by statute, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty should be breached by any party and thereafter waived by the other party so empowered to act, such waiver shall be limited to the particular breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Guaranty.

SECTION 4.7  COUNTERPARTS

        This Guaranty may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 4.8 SEVERABILITY

        The invalidity or nonenforceability of any one or more phrases, sentences, clauses or sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

SECTION 4.9  GOVERNING LAW AND JURISDICTION

        This Guaranty shall be governed by and construed in accordance with the laws of the Cayman Islands, BWI, as to usury and as to all other matters by the laws of the State of West Virginia.

SECTION 4.10  JURISDICTION:  NOTICES AND SERVICE OF PROCESS WAIVER

        The Guarantor hereby irrevocably: (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of the Cayman Islands, BWI, as to matters involving usury and to the courts of the United States federal Court for the State of West Virginia for other matters; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which they may have to laying of the venue of any other matter in any suit, action, or other proceeding arising from or in any way connected with this Guaranty or the Loan Documents and waive the right to bring any counterclaims, cross-claims or other actions, other than those which are considered compulsory by the laws of the State of West Virginia in any suit, action or other proceeding arising from or in any connected with this Guaranty or the Loan Documents. For such time as the Guarantor's obligations under Section 2 of this Guaranty shall not have been satisfied or discharged in full, the Guarantor irrevocably agreed and consents that any service of process made by registered or certified mail to the address provided in Section 4.3 hereof or such other address as may be furnished by the Guarantor to the Lender in writing, shall be taken and held to be valid personal service upon Guarantor and that any such service of process was made upon Guarantor according

                                                        INITIALS: /s/ ERA

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to the laws governing the validity and requirements of such service in such state, and Guarantor waives all claim of error by reason of any such service.

SECTION 4.11  SURVIVAL OF REPRESENTATIONS, ETC.

        All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lender of the Loan secured by this Guaranty and shall continue in full force and effect so long as any portion of the Note is outstanding and unpaid and the Agreement has not bee terminated.

SECTION 4.12  HEADINGS

        Article and Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Agreement for any purpose.

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

WITNESS:                                       GUARANTOR:
                                               WINNERS ENTERTAINMENT, INC.,

/s/ A. Hernandez                               a Delaware corporation
- -------------------------
A. Hernandez

                                               By:  /s/ Edson R. Arneault (seal)
                                                    ----------------------------
                                                    EDSON R. ARNEAULT, President

British West Indies                )
Grand Cayman, Cayman Islands       )

        BEFORE ME, the undersigned authority personally appeared EDSON R. ARNEAULT, as President of Winners Entertainment, Inc., a Delaware corporation, who after being duly sworn, under oath, states that he has freely and voluntarily executed this Promissory Note, with full corporate authority to do so, on this 20th day of March, 1996.

                                               /s/ A. Hernandez
                                               ---------------------------
                                               NOTARY PUBLIC
                                               (Print name of Notary)

                                               A. HERNANDEZ
                                               ---------------------------




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                     SCHEDULE OF SUBSTANTIALLY IDENTICAL
              IRREVOCABLE AND UNCONDITIONAL GUARANTYS OF PAYMENT



The following Irrevocable and Unconditional Guarantys of Payment are substantially identical in all material respects to the Irrevocable and Unconditional Guaranty of Payment of Promissory Note No. 1 identified as
Exhibit 10(12) in Item 14 of Part IV, with the exception that the promissory note guaranteed in each case is different as indicated below:


        Irrevocable and Unconditional Guaranty of Payment by Winners Entertainment, Inc., dated March 20, 1996, of Promissory Note No. 2 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996.

        Irrevocable and Unconditional Guaranty of Payment by Winners Entertainment, Inc., dated March 20, 1996, of Promissory Note No. 3 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996.

        Irrevocable and Unconditional Guaranty of Payment by Winners Entertainment, Inc., dated March 20, 1996, of Promissory Note No. 4 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996.

        Irrevocable and Unconditional Guaranty of Payment by Winners Entertainment, Inc., dated March 20, 1996, of Promissory Note No. 5 by Mountaineer Park, Inc. to AstraFund, Ltd., dated March 20, 1996.